                                                                   EXHIBIT 10.24


                               WARRANT AGREEMENT

                                BY AND BETWEEN

                           NOVASTAR FINANCIAL, INC.

                                      AND

                        RESIDENTIAL FUNDING CORPORATION


                          DATED AS OF MARCH 10, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                           Page
                                                                                           ----
1.   Issuance and Delivery.............................................................      1
     ---------------------

2.   Additional Agreements of the Company..............................................      2
     ------------------------------------
     2A.  Registration Rights Agreement................................................      2
          -----------------------------
     2B.  Securities Law Compliance....................................................      2
          -------------------------
     2C.  Opinion of the Company's Counsel.............................................      2
          --------------------------------
     2D.  Issuance Documents...........................................................      2
          -------------------
     2E.  Proceedings..................................................................      3
          -----------
     2F.  Expenses.....................................................................      3
          --------

3.   Covenants.........................................................................      3
     ---------
     3A.  Information..................................................................      3
          -----------
     3B.  Inspection...................................................................      3
          ----------
     3C.  Compliance with Agreements and Resolutions...................................      4
          ------------------------------------------
     3D.  Current Public Information...................................................      4
          --------------------------
     3E.  Reservation of Common Stock..................................................      4
          ---------------------------
     3F.  Exemption from Maryland Business Combination Statute and Maryland
          -----------------------------------------------------------------
          Control Share Acquisition Statute............................................      4
          ---------------------------------
     3G.  Exemption from Ownership Limitations.........................................      5
          ------------------------------------
     3H.  First Refusal Rights.........................................................      5
          --------------------
     3I.  Repricing or Amendment of Original Warrants..................................      6
          -------------------------------------------
     3J.  Waiver of Registration Rights Priority by Five Percent Purchasers............      7
          -----------------------------------------------------------------
     3K.  Cooperation..................................................................      7
          -----------

4.   Transfer of Restricted Securities.................................................      7
     ---------------------------------
     4A.  General Provisions...........................................................      7
          ------------------
     4B.  Opinion Delivery.............................................................      7
          ----------------
     4C.  Rule 144A....................................................................      7
          ---------
     4D.  Legend Removal...............................................................      8
          --------------

5.   Representations and Warranties of the Company.....................................      8
     ---------------------------------------------
     5A.  Organization, Corporate Power and Licenses...................................      8
          ------------------------------------------
     5B.  Capital Stock and Related Matters............................................      8
          ---------------------------------
     5C.  Authorization; No Breach.....................................................     10
          ------------------------
     5D.  Brokerage....................................................................     10
          ---------
     5E.  Governmental Consent, etc....................................................     10
          -------------------------
     5F.  Disclosure...................................................................     10
          ----------
     5G.  Closing Time.................................................................     11
          ------------
     5H.  Reports Filed with the Securities and Exchange Commission....................     11
          ---------------------------------------------------------

     5I.  Maryland Business Combination Statute and Maryland Control
          ----------------------------------------------------------
          Share Acquisition Statute....................................................     11
          -------------------------
     5J.  Ownership Limits.............................................................     11
          ----------------
     5K.  Knowledge....................................................................     12
          ---------

6.  Definitions........................................................................     12
    -----------

7.  Miscellaneous......................................................................     14
    -------------
     7A.  Expenses.....................................................................     14
          --------
     7B.  Remedies.....................................................................     14
          --------
     7C.  Investment Representations...................................................     14
          --------------------------
     7D.  Consent to Amendments........................................................     15
          ---------------------
     7E.  Survival of Representations and Warranties...................................     15
          ------------------------------------------
     7F.  Successors and Assigns.......................................................     15
          ----------------------
     7G.  Severability.................................................................     15
          ------------
     7H.  Counterparts.................................................................     16
          ------------
     7I.  Descriptive Headings; Interpretation.........................................     16
          ------------------------------------
     7J.  Governing Law................................................................     16
          -------------
     7K.  Notices......................................................................     16
          -------
     7L.  No Strict Construction.......................................................     17
          ----------------------
     7M.  Indemnification..............................................................     17
          ---------------

Schedules and Exhibits
----------------------

List of Exhibits
List of Disclosure Schedules

                               WARRANT AGREEMENT
                               -----------------

          THIS AGREEMENT is made as of March 10, 1999, by and between NovaStar Financial, Inc., a Maryland corporation (the "Company"), and Residential Funding
                                              -------
Corporation, a Delaware corporation ("Investor").  Except as otherwise indicated
                                      --------
herein, capitalized terms used herein are defined in Section 6 hereof.

          WHEREAS, NovaStar Certificates Financing Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, as Borrower (the "Borrower"), and Investor, as Lender, are parties to that certain Term Loan and
 --------
Security Agreement, dated as of October 13, 1998 (as amended, the "Loan
                                                                   ----
Agreement"); and
---------

          WHEREAS, the Company, as Guarantor, and Investor are parties to that certain Guaranty, dated as of October 13, 1998 (as amended, the "Guaranty"); and
                                                                 --------

          WHEREAS, the execution and delivery of the Guaranty was a condition precedent to the making of the initial Advance (as defined in the Loan Agreement) under the Loan Agreement; and

          WHEREAS, as additional consideration for Investor to enter into the Loan Agreement, the Company agreed to issue the Warrants (as defined below) to Investor;

          NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          Section 1. Issuance and Delivery.  In accordance with Section 23 of
                     ---------------------
the Guaranty, the Company shall issue and deliver to Investor an instrument evidencing a Stock Purchase Warrant to acquire an aggregate of 812,731 shares of the Company's Common Stock (as defined in the Guaranty Warrant) containing the terms and conditions and in the form set forth in Exhibit A attached hereto (the
                                                  ---------
"Guaranty Warrant"). In addition, the Company issue and deliver to Investor an
 ----------------
instrument evidencing a Stock Purchase Warrant (the "Tag Along Warrant") to
                                                     -----------------
acquire an aggregate of 364,982 shares of Company's Common Stock containing the terms and conditions and in the form set forth in Exhibit B attached hereto. The
                                                  ---------
parties acknowledge that the Investor has no right to any additional warrants for any additional shares. Both the Guaranty Warrant and the Tag Along Warrant shall be registered in the name of Investor or its nominee's name, at the offices of Kirkland & Ellis at 10:00 a.m. on March 10, 1999 (the "Closing
                                                                  -------
Time"), or at such other place or at such other time and on such other date as
----
may be mutually agreeable to the Company and Investor. For purposes of this Agreement, "Warrants" shall mean the Guaranty Warrant and the Tag Along Warrant
            --------
initially issued hereunder and any Stock Purchase Warrant representing a portion of the rights under such initially issued Guaranty Warrant or Tag Along Warrant.

          Section 2.  Additional Agreements of the Company. The Company hereby
                      ------------------------------------
agrees as follows:

          2A. Registration Rights Agreement.  At or prior to the Closing Time,
              -----------------------------
the Company shall enter into a registration rights agreement in form and substance as set forth in Exhibit C attached hereto (the "Registration Rights
                          ---------                       -------------------
Agreement").
---------

          2B. Securities Law Compliance.  At or prior to the Closing Time, the
              -------------------------
Company shall make all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Warrants pursuant to this Agreement in compliance with such laws.

          2C. Opinion of the Company's Counsel. At or prior to the Closing Time,
              --------------------------------
the Company shall cause to be delivered to Investor an opinion from Tobin & Tobin, P.C., counsel for the Company, with respect to the matters set forth in Exhibit D attached hereto, which shall be addressed to Investor, dated the date
---------
of the Closing Time and in form and substance satisfactory to Investor.

          2D. Issuance Documents.  At or prior to the Closing Time, the Company
              ------------------
shall deliver to Investor all of the following documents:

               (i) an Officer's Certificate, dated the date of the Closing Time, stating that the Company has fully complied with the agreements specified in Section 1 and paragraphs 2A through 2F, inclusive;

               (ii) certified copies of the resolutions duly adopted by the Company's board of directors (A) authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement and each of the other agreements contemplated hereby, (B) granting waivers to Investor, GMAC RF, Inc., a Michigan corporation, GMAC Mortgage Group, Inc., a Michigan corporation, General Motors Acceptance Corporation, a Delaware corporation, General Motors Corporation, a Delaware corporation ("GM"), and
                                                                       --
     any other Subsidiaries of GM (collectively, the "Investor Entities") of the
                                                      -----------------
     Aggregate Stock Ownership Limit (as defined in the Company's Articles of Incorporation, as amended (including any Articles Supplementary thereto, the "Charter")) and the Common Stock Ownership Limit (as defined in the
          -------
     Charter), (C) exempting Investor and the Investor Entities from Section 3-602 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Corporations Code") and (D) authorizing the issuance of the
                    -----------------
     Warrants, the reservation for issuance upon exercise of (i) the Guaranty Warrant of an aggregate of 812,731 shares of Common Stock and (ii) the Tag Along Warrant of an aggregate of 364,982 shares of Common Stock, and the consummation of all other transactions contemplated by this Agreement;

               (iii) certified copies of the Charter (including all Articles Supplementary thereto) and the Company's Bylaws (the "Bylaws"), each as in
                                                           ------
     effect at the Closing Time;

               (iv) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

               (v) such other documents relating to the transactions contemplated by this Agreement as Investor or its special counsel may reasonably request.

          2E. Proceedings. At or prior to the Closing Time, the Company shall
              -----------
take all corporate and other proceedings required to be taken by the Company in connection with the transactions contemplated hereby, and all documents incident thereto shall be satisfactory in form and substance to Investor and its special counsel.

          2F. Expenses. At the Closing Time, the Company shall reimburse
              --------
Investor for the fees and expenses of its special counsel as provided in paragraph 7A hereof.

          Section 3.  Covenants.
                      ---------

          3A. Information. The Company shall deliver to Investor (so long as
              -----------
Investor holds any Warrants or at least 5% of the Underlying Common Stock) and to each holder (excluding Affiliates of Investor) of at least 25% of the Underlying Common Stock:

               (i) within five days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all regular, special or periodic reports which it files, or (to its knowledge) any of its officers, directors or beneficial owners of the Common Stock file with respect to the Company (including under Section 13 and Section 16 of the Securities Exchange Act) with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

               (ii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 3A may reasonably request.

For purposes of this Agreement and the Registration Rights Agreement, all holdings of Underlying Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement and Registration Rights Agreement.

         3B.   Inspection. The Company shall permit Investor and any
               ----------
representative designated by Investor (so long as Investor holds any Warrants or at least 5% of the Underlying Common Stock) or any holder (excluding Affiliates of Investor) of at least 25% of the Underlying Common Stock and any representative designated by any such holder to (i) visit and inspect any of the properties of the Company and its Subsidiaries and (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof, in each such case to the same extent as stockholders of the Company are so permitted under the applicable provisions of the Corporations Code.

          3C.  Compliance with Agreements and Resolutions. The Company shall
               ------------------------------------------
perform and observe (i) all of its obligations to each holder of the Underlying Common Stock set forth in the Charter or the Bylaws, (ii) all of its obligations to each holder of a Warrant set forth therein, (iii) all of its obligations to each holder of Registrable Securities set forth in the Registration Rights Agreement and (iv) all of its obligations in all resolutions adopted by the Company's board of directors relating hereto or to Section 23 of the Guaranty.

          3D.  Current Public Information. The Company shall file all reports
               --------------------------
required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          3E.  Reservation of Common Stock. The Company shall at all times
               ---------------------------
reserve and keep available out of its authorized but unissued shares of Capital Stock designated as Common Stock, solely for the purpose of issuance upon the exercise of the Warrant(s), such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

          3F.  Exemption from Maryland Business Combination Statute and Maryland
               -----------------------------------------------------------------
Control Share Acquisition Statute.
---------------------------------

               (i) The Company shall not make any amendment to the Charter or the Bylaws, and the Company's board of directors shall not adopt any resolution containing any provisions, relating to the exemption from
     Section 3-602 of the Corporations Code granted to each of Investor and the Investor Entities which would adversely affect or otherwise impair the rights of Investor or any Investor Entity thereunder.

               (ii) The Company shall not make any amendment to the Charter or the Bylaws, and the Company's board of directors shall not adopt any resolution containing any provisions, relating to the exemption from Sections 3-701 to 3-709 of the Corporations Code contained in Section 3 of
     Section IX of the Bylaws which would adversely affect or otherwise impair the rights of the current or future holders of the Underlying Common Stock thereunder.

               (iii) Upon the reasonable request of Investor, the Investor Entities and any successors or assigns of Investor or the Investor Entities, the Company shall grant an exemption from Section 3-602 of the Corporations Code to any proposed transferee of Underlying Common Stock.

          3G.  Exemption from Ownership Limitations.
               ------------------------------------

               (i) The Company shall not make any amendment to the Charter or the Bylaws, and the Company's board of directors shall not adopt any resolution containing any provisions, relating to the waiver of the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit granted to each of Investor and the Investor Entities which would adversely affect or otherwise impair the rights of Investor or any Investor Entity thereunder.

               (ii) Upon the reasonable request of Investor, the Investor Entities and any successors or assigns of Investor or the Investor Entities, the Company shall grant a waiver of the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit on the same terms, and subject to the same conditions, as that certain waiver granted to Investor by a resolution adopted by the Company's board of directors on October 12, 1998, to any proposed transferee of Underlying Common Stock; provided that the
                                                            --------
     Company may require that any such proposed transferee make the representations and undertakings specified in Section 11.2.7(a)(i), (ii) and (iii) of the Charter.

          3H.  First Refusal Rights.
               --------------------

               (i) Except for issuances of (A) Common Stock (1) to the Company's directors, officers or employees under any stock option plan or employee stock ownership plan, (2) upon the exercise of a Warrant (or portion thereof) or any options, warrants or rights to acquire any shares of Common Stock, (3) in connection with the acquisition (whether by a purchase of assets, purchase of stock, merger or otherwise) of another company or business by the Company or any of its Subsidiaries, (4) pursuant to a public offering registered under the Securities Act (including a dividend reinvestment plan or a direct stock purchase plan), (5) pursuant to purchase rights which are offered to all holders of Warrants or (6) upon the conversion of dividend equivalent rights or (B) options, warrants or rights to acquire any shares of Common Stock (including, but not limited to, dividend equivalent rights) which trigger an adjustment to the Exercise Price (as defined in the Warrants) pursuant to Section 2 of the Warrants, if the Company authorizes after the date hereof the issuance or sale of any shares of Common Stock or any securities convertible into or containing options, warrants or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock) (an "Issuance"), subject to the rules of the New York Stock Exchange the Company shall first offer to sell to each holder of Underlying Common Stock a portion of the stock or securities comprising such Issuance equal to the quotient determined by dividing (1) the number of shares of Underlying Common Stock held by such holder by (2) the sum of the total number of shares of Underlying Common Stock on a fully diluted basis giving effect to all options, warrants and convertible securities and the number of shares of Common Stock outstanding which are not shares of Underlying Common Stock. Each holder of Underlying Common Stock shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons. The purchase price for all stock and securities offered to the holders of the Underlying Common Stock shall be payable in cash or, to the extent otherwise required hereunder, notes issued by such holders.

               (ii) In order to exercise its purchase rights hereunder, a holder of Underlying Common Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Underlying Common Stock is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

               (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Underlying Common Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Underlying Common Stock pursuant to the terms of this paragraph.

               (iv) The provisions of this paragraph 3H shall not apply to the issuance of Class B convertible preferred stock in March 1999 and shall terminate automatically and be of no further force and effect upon the termination of the Exercise Period (as defined in the Warrants).

          3I.  Repricing or Amendment of Original Warrants. So long as they are
               -------------------------------------------
outstanding, if the Company reprices, adjusts or amends in any manner the warrants issued pursuant to the Warrant Agreement dated as of December 9, 1996 between the Company and the holders of such warrants (the "Original Warrants"),
                                                           -----------------
the Company shall offer to make an identical change to the Tag Along Warrants at the same time as the Original Warrants and upon the request of any such holder, shall promptly so amend such holder's Tag Along Warrant. A true, correct and complete copy of the form of the Original Warrant and the Warrant Agreement dated as of December 9, 1996 are attached hereto as Exhibit E and Exhibit F,
                                                    ---------     ---------
respectively.


          3J.  Waiver of Registration Rights Priority by Five Percent
               ------------------------------------------------------
Purchasers.  Both prior and subsequent to the Closing Time, the Company will
----------
use its best efforts to obtain from the Five Percent Purchasers waivers of certain preferential registration rights as provided in Exhibit G hereto.
                                                        ---------

          3K.  Cooperation. In addition to any other agreements or covenants of
               -----------
the Company hereunder or under the Warrants or the Registration Rights Agreement, the Company shall take all appropriate action in connection with any transfer or proposed transfer of the Warrants (or any portion thereof) or any Underlying Common Stock as Investor, the Investor Entities and any successors or assigns of Investor or the Investor Entities may reasonably request.

          Section 4.  Transfer of Restricted Securities.
                      ---------------------------------

          4A.  General Provisions. Restricted Securities are transferable only
               ------------------
pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4B below, any other legally available means of transfer.

          4B.  Opinion Delivery. In connection with the transfer of any
               ---------------
Restricted Securities (other than a transfer described in paragraph 4A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7C. If the

Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7C.

          4C.  Rule 144A. Upon the request of Investor, the Company shall
               ---------
promptly supply to Investor or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          4D.  Legend Removal. If any Restricted Securities become eligible for
               --------------
sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 7C from the certificates for such Restricted Securities.

          Section 5 Representations and Warranties of the Company. As a material
                    ---------------------------------------------
inducement to Investor to enter into this Agreement, the Company hereby represents and warrants that:

          5A.  Organization, Corporate Power and Licenses. The Company is a
               ------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of Maryland and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Charter (including the Articles Supplementary thereto) and the Bylaws which have been furnished to Investor's special counsel reflect all amendments made thereto (and all Articles Supplementary to the Charter) at any time prior to the date of this Agreement and are correct and complete.

          5B.  Capital Stock and Related Matters.
               ---------------------------------

               (i) As of October 13, 1998, the authorized capital stock of the Company consisted of 50,000,000 shares of Capital Stock, all of which were classified as Common Stock, (a) of which 8,127,314 shares were issued and outstanding and (b) none of which were treasury shares. As of October 13, 1998, neither the Company nor any of its Subsidiaries had outstanding any stock or securities convertible or exchangeable for any shares of the Company's Capital Stock or containing any profit participation features, nor did it have outstanding any rights or options to subscribe for or to purchase the Company's Capital Stock or any stock or securities convertible into or exchangeable for the Company's Capital Stock or any stock appreciation rights or phantom stock plans, except as set forth on the attached "October 13 Capitalization Schedule." The October 13 Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's Capital Stock (both before and after giving effect to the issuance of the Warrants): the holder, the number of shares covered, the exercise price and the expiration date. As of October 13, 1998, neither the Company nor any of its Subsidiaries was subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the Company's Capital Stock or any warrants, options or other rights to acquire the Company's Capital Stock, except as set forth on the October 13 Capitalization Schedule. As of October 13, 1998, all of the outstanding shares of the Company's Capital Stock were validly issued, fully paid and nonassessable.

               (ii) As of the Closing Time and immediately thereafter, the authorized Capital Stock of the Company shall consist of 50,000,000 shares of Capital Stock, of which 50,000,000 shares shall be classified as Common Stock, of which 8,160,039 shares of Common Stock shall be issued and outstanding, 3,463,151 shares shall be reserved for issuance upon exercise of the Original Warrants, 350,000 shares shall be reserved for issuance upon exercise of the First Union Warrants, 383,820 shares shall be reserved for issuance upon exercise of employee stock options outstanding (including unvested options) and 1,177,713 shares shall be reserved for issuance upon exercise of the Guaranty Warrant and the Tag Along Warrant. As of the Closing Time, neither the Company nor any of its Subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of the Company's Capital Stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase the Company's Capital Stock or any stock or securities convertible into or exchangeable for the Company's Capital Stock or any stock appreciation rights or phantom stock plans, except for the Warrants and except as set forth on the attached "Closing Time Capitalization Schedule." The Closing Time Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's Capital Stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing Time, neither the Company nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the Company's Capital Stock or any warrants, options or other rights to acquire the Company's Capital Stock, except as set forth on the Closing Time Capitalization Schedule. As of the Closing Time, all of the outstanding shares of the Company's Capital Stock shall be validly issued, fully paid and nonassessable.

               (iii) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Warrants hereunder or the issuance of the Common Stock upon exercise of the Warrants or any other issuance of Common Stock (or options, warrants or rights to acquire any shares of Common Stock). The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Capital Stock, and the offer, sale and issuance of the Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws. There are no agreements between the Company and its stockholders with respect to the registration of shares of the Company's stock under the Securities Act (other than any agreements under which no further registrations of shares are required), except for (a) the Registration Rights Agreement dated December 9, 1996 between the Company and Stifel, Nicolaus & Company, Incorporated, (b) the Founders Registration Rights Agreement dated December 9, 1996 by and among the Company, W. Lance Anderson and Scott F. Hartman and (c) the Warrant Agreement dated February 12, 1999 between the Company and First Union Corporation providing for the issuance of warrants to acquire up to 350,000 shares of the Company's Common Stock (subject to adjustment) (the "First Union Warrants"). To the
                                                --------------------
     best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's Capital Stock or with respect to any other aspect of the Company's affairs, except for (a) the Purchase Terms Agreement dated December 6, 1996 and (b) the Supplement to Subscription and Purchase Agreement made between the Company and General Electric Capital Corporation as of December 4, 1996.

          5C.  Authorization; No Breach. The execution, delivery and performance
               ------------------------
of this Agreement, the Registration Rights Agreement, the Warrants and all other agreements and instruments contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Registration Rights Agreement, the Warrants and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Registration Rights Agreement, the Warrants and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Warrants hereunder, the issuance of the Common Stock upon exercise of the Warrant(s) and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject (except to the extent of any Five Percent Purchaser rights not waived).

          5D.  Brokerage. There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any of its Subsidiaries. The Company shall pay, and hold Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          5E.  Governmental Consent, etc... No permit, consent, approval or
               -------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

          5F.  Disclosure. Neither this Agreement nor any of the exhibits,
               ----------
schedules, attachments, written statements, documents, certificates or other items prepared or supplied to Investor by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to Investor in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be expected to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company and its Subsidiaries taken as a whole.

          5G.  Closing Time. The representations and warranties of the Company
               ------------
contained in this Section 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, the Company to Investor shall be true and correct in all material respects on the date of the Closing Time as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          5H.  Reports Filed with the Securities and Exchange Commission.
               ---------------------------------------------------------
The Company has furnished Investor with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the end of its most recent fiscal year and its most recent annual report to its stockholders. Such reports and filings do not contain any material false statements or any misstatement of any material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading. The Company has made all filings with the Securities and Exchange Commission (the "SEC") which it is required to make, and
                                         ---
the Company has not received any request from the SEC to file any amendment or supplement to any of the reports described in this paragraph (except for the comment letters from the SEC dated February 3, 1999 and March 5, 1999).

          5I.  Maryland Business Combination Statute and Maryland Control Share
               ----------------------------------------------------------------
Acquisition Statute.
--------------------

               (i) The Company has taken all action required under Section 3-603 of the Corporations Code necessary to irrevocably exempt each of Investor and the Investor Entities from the provisions of Section 3-602 of the Corporations Code, and such exemptions are in full force and effect.

               (ii) As of the date hereof, all shares of capital stock of the Company now or hereafter outstanding are exempt to the fullest extent permitted by the Corporations Code from Sections 3-701 to 3-709 of the Corporations Code.

          5J.  Ownership Limits.
               ----------------

               (i) The Company has taken all action required under the Charter necessary to grant a waiver of the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit to each of Investor and the Investor Entities, and such waivers are in full force and effect.

               (ii) With respect to each of Investor and the Investor Entities, as of and from October 1, 1998 to and including the respective dates on which the Company granted the waivers specified in subparagraph (i) above, neither Investor nor any Investor Entity was in violation of any provision of Section 11 of the Charter.

          5K.  Knowledge.  As used in this Section 5, the terms "knowledge" or
               ---------
"aware" shall mean and include (i) the actual knowledge or awareness of the Company and its Subsidiaries (which shall include the actual knowledge and awareness of the officers, directors and key employees of the Company and its Subsidiaries and the general managers of each facility of the Company and its Subsidiaries) and (ii) the knowledge or awareness which a prudent business person would have obtained in the conduct of his business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

          Section 6  Definitions. For the purposes of this Agreement, the
                     -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular Person means any other Person
           ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "Capital Stock" means all classes or series of stock of the
           -------------
Corporation, including, without limitation, Common Stock and Preferred Stock.

          "Five Percent Purchasers" means those Persons that purchased 5% or
           -----------------------
more of the units sold by the Company in December 1996 and have registration rights under the Registration Rights Agreement of the Company, dated December 9, 1996, including the Lindner Dividend Fund, General Electric Capital Corporation, First Financial Fund, Inc., Bay Pond Partners, L.P. and Wallace R. Weitz & Company.

          "Officer's Certificate" means a certificate signed by the Company's
           ---------------------
president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Warrants issued hereunder and
           ---------------------
any Warrants representing portions of the rights under the Warrants issued hereunder, (ii) the Common Stock issued upon exercise of the Warrant(s) and
(iii) any securities issued with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with Section 4. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7C.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Underlying Common Stock" means (i) the Common Stock issued or
           -----------------------
issuable upon exercise of any Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds a Warrant shall be deemed to be the holder of the Underlying Common Stock obtainable upon exercise of such Warrant in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of such Warrant, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries thereof.

          Section 7   Miscellaneous.
                      -------------

          7A.  Expenses. The Company shall pay, and hold each of Investor, the
               --------
Investor Entities and all other holders of Warrants and Underlying Common Stock harmless against liability for the payment of, (i) the fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement, the Warrants and the agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby which shall be payable at the Closing Time or, if not then paid, upon demand, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Warrant(s) and the agreements and instruments contemplated hereby, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Warrant or any shares of Common Stock issuable exercise of the Warrant(s), (iv) the fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the Warrants, the agreements or instruments contemplated hereby and the Charter and
(v) the fees and expenses incurred by each such Person in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person.

          7B.  Remedies. Each holder of Underlying Common Stock shall have all
               --------
rights and remedies set forth in this Agreement, the Warrants and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          7C.  Investment Representations.  Investor hereby represents that it
               --------------------------
is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein
                                         --------
shall prevent Investor and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Warrant Agreement, dated as of March 10, 1999, and as amended and modified from time to time, between the issuer (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          7D.  Consent to Amendments.  Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Warrants and the Underlying Common Stock (on a combined basis). No other course of dealing between the Company and the holder of any Warrant or Underlying Common Stock or any delay in exercising any rights hereunder or under the Warrant(s) or the Charter shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, Warrants or Underlying Common Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding. If the Company pays any consideration to any holder of Underlying Common Stock for such holder's consent to any amendment, modification or waiver hereunder, the Company shall also pay each other holder granting its consent hereunder equivalent consideration computed on a pro rata basis.

          7E.  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Investor or on its behalf.

          7F.  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, this Agreement (other than those provisions relating to the rights of holders of the Warrant(s) or Underlying Common Stock) is not assignable without the prior written consent of the Company and the Investor. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Investor's benefit as a holder of the Warrant(s) or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of any such Warrant or Underlying Common Stock.

          7G.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         7H.   Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7I.  Descriptive Headings; Interpretation. The descriptive headings of
               ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7J.  Governing Law. The corporate law of the State of Maryland shall
               -------------
govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

          7K.  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing, shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when personally delivered, the first business day after being sent by reputable overnight courier service or the fifth business day after being deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to Investor at the address indicated below:

               Residential Funding Corporation
               8400 Normandale Lake Boulevard
               Bloomington, MN  55437
               Attention:  Kevin Miller
               with copies to:
               --------------

               GMAC Mortgage Group, Inc.
               c/o General Motors Corporation Legal Staff
               3031 West Grand Boulevard
               Detroit, MI  48202
               Attention:  General Counsel

               and
               ---

               Residential Funding Corporation
               8400 Normandale Lake Boulevard
               Bloomington, MN  55437
               Attention:  Office of the General Counsel

or to such other address or to the attention of such other person as the recipient party (including any successors or assigns of the Company or Investor) has specified by prior written notice to the sending party.

          7L.  No Strict Construction. The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          7M.  Indemnification. In consideration of Investor's execution and
               ---------------
delivery of this Agreement hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each of Investor and the Investor Entities, and each other holder of Warrants and Underlying Common Stock, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes
                    -----------
of action, suits, claims, losses, costs, penalties, fees, and liabilities and damages (including, but not limited to, any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, and liabilities and damages under, as a result of, arising out of, or relating to Section 11 of the Charter or Section 3-602 of the Corporations Code), and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees (including, but not limited to, allocated costs of internal counsel) and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or
                    -----------------------
any of them as a result of, or arising out of, or relating to, directly or indirectly (including in connection with any other transaction or event), the execution, delivery, performance or enforcement of this Agreement, the Guaranty (to the extent a result of, arising out of, or relating to Section 23 thereof), the Warrants and any other instrument, document or agreement executed pursuant hereto or in connection herewith, the acquisition or exercise of the Warrants (or any portion thereof), the ownership of the Warrants or the Underlying Common Stock. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                               *  *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement on the date first written above.


                                    NOVASTAR FINANCIAL, INC.


                                    By:   _______________________________
                                    Name: _______________________________
                                    Its:  _______________________________



                                    RESIDENTIAL FUNDING CORPORATION


                                    By:   ______________________________
                                    Name: ______________________________
                                    Its:  ______________________________

                               LIST OF EXHIBITS
                               ----------------


Exhibit A   -  Form of Guaranty Warrant

Exhibit B   -  Form of Tag Along Warrant

Exhibit C   -  Registration Rights Agreement

Exhibit D   -  Opinion of Counsel

Exhibit E   -  Original Warrant

Exhibit F   -  Warrant Agreement dated as of December 9, 1996

Exhibit G   -  Registration Rights Agreement dated December 9, 1996 and proposed waivers thereto

                         LIST OF DISCLOSURE SCHEDULES
                         ----------------------------

     Closing Time Capitalization Schedule
     October 13 Capitalization Schedule

                     CLOSING TIME CAPITALIZATION SCHEDULE
                     ------------------------------------

                                Attached hereto

                      OCTOBER 13 CAPITALIZATION SCHEDULE
                      ----------------------------------

                                Attached hereto

          This Warrant and the securities obtainable upon exercise thereof are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further
                        ----
          restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. Attempted transfers of ownership in violation of these restrictions shall be null and void ab initio. In addition, if any of the restrictions on transfer or ownership are violated, this Warrant and the shares of Capital Stock obtainable upon exercise thereof may be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

          The issuance of this Warrant was not registered under the Securities Act of 1933, as amended. The transfer of this Warrant and the securities obtainable upon exercise thereof is subject to the conditions on transfer specified in the Warrant Agreement, dated as of March 10, 1999 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

          In addition, the Company will furnish to any warrantholder on request and without charge a full statement or summary of the designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Company is authorized to issue and the differences in the relative rights and preferences between such shares of each series, if any, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Company.


                            NOVASTAR FINANCIAL INC.

                            STOCK PURCHASE WARRANT
                            ----------------------


                                                   Certificate No. W-___________

          FOR VALUE RECEIVED, NovaStar Financial, Inc., a Maryland corporation (the "Company"), hereby grants to Residential Funding Corporation ("RFC") or its
      -------                                                       ---
registered assigns (the "Registered Holder") the right to purchase from the
                         -----------------
Company 812,731 shares of the Company's Common Stock at a price per share of $4.5625 (as adjusted from time to time hereunder, the "Exercise Price"). This
                                                       --------------
Warrant is subject to the Warrant Agreement, dated as of March 10, 1999, by and between the Company and RFC (the "Warrant Agreement"). Certain capitalized
                                  -----------------
terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.    Exercise Period.  The Registered Holder may exercise, in whole
                 ---------------
or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time prior to October 13, 2003 (the "Exercise Period"). The Company shall give the Registered Holder written notice
 ---------------
of the termination of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

          1B.    Exercise Procedure.
                 ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):
                                                      -------------

                 (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                                              ---------

                 (b)  this Warrant;

                 (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II
                                                                      ----------
     hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                 (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate
                                                                     ---------
     Exercise Price"), (2) the surrender to the Company of debt or equity
     --------------
     securities of the Company or any of its wholly owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or
     (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not been exercised and shall within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the opening of business on the date on which the Exercise Time occurs, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued upon payment of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          1D.  Fractional Shares.  If a fractional share of Common Stock would,
               -----------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within three business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

          Section 2.  Adjustment of Exercise Price and Number of Shares.  In
                      -------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

          2A.  Adjustment of Exercise Price and Number of Shares upon Issuance
               ---------------------------------------------------------------
of Common Stock.  If and whenever on or after the Date of Issuance the Company
---------------
issues or sells, or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the greater of (i) $4.5625 and (ii) the Market Price per share of such Common Stock (such greater amount being hereinafter referred to as the "Base Rate"), then
                                                           ---------
immediately upon such issue or sale the Exercise Price shall be reduced to the Exercise Price determined by multiplying (A) the Exercise Price in effect immediately prior to such issue or sale by (B) a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale and (y) the number of shares that could be purchased at the Base Rate from the aggregate proceeds to the Company from the issuance of such new shares of Common Stock, and the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common

Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          2B.    Effect on Exercise Price of Certain Events.  For purposes of
                 ------------------------------------------
determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

          (i)    Issuance of Rights or Options. If the Company in any manner
                 -----------------------------
grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Base Rate in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of any Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

          (ii)   Issuance of Convertible Securities. If the Company in any
                 ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Base Rate in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issue or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon conversion or exchange thereof" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this paragraph 2B, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii)  Change in Option Price or Conversion Rate.  If the purchase
                 -----------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted; provided that no such
                                                      --------
change shall at any time cause the Exercise Price hereunder to be increased.
For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the Date of Issuance are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the
                     --------
Exercise Price hereunder to be increased.

          (iv)   Treatment of Expired Options and Unexercised Convertible
                 --------------------------------------------------------
Securities.  The expiration of any Option or the termination of any right to
----------
convert or exchange any Convertible Securities without the exercise of such Option or right shall not cause any adjustment to the Exercise Price then in effect.

          (v)    Calculation of Consideration Received.  If any Common Stock,
                 -------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

          (vi)   Integrated Transactions.  In case any Option is issued in
                 -----------------------
connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

          (vii)  Treasury Shares.  The number of shares of Common Stock
                 ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (viii) Record Date.  If the Company takes a record of the holders of
                 -----------
Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (ix)   Liquidating Dividends.  In case the Company shall fix a record
                 ---------------------
date for making a distribution to any holders of the shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of shares of stock other than Common Stock, other securities, evidences of indebtedness, cash or assets or property of whatever nature, including rights to purchase any of the foregoing (excluding cash dividends consistent with past practice), (i) the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Fair Market Value per share of Common Stock immediately prior to such record date and (B) the denominator of which shall be such Fair Market Value per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the Fair Market Value of any and all such shares of stock, other securities, evidences of indebtedness, or assets or property so distributable, and (ii) the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current Fair Market Value per share of Common Stock immediately prior to such record date minus the amount allocable to one share of Common Stock of any such cash so distributable and of the Fair Market Value of any and all such shares of stock, other securities, evidences of indebtedness, or assets of property so distributable, and of which the denominator shall be such current Fair Market Value per share of Common Stock immediately prior to such record date. Such adjustment shall be made successively whenever such a record date is fixed; and, if such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          2C.    Subdivision or Combination of Common Stock.  If the Company at
                 ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock acquirable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock acquirable upon exercise of this Warrant shall be proportionately decreased.

          2D.    Reorganization, Reclassification, Consolidation, Merger or
                 ----------------------------------------------------------
Sale. In the case of any capital reorganization of the Company, or of any
----
reclassification of the shares of Common Stock, or in case of the consolidation of the Company with or the merger of the Company with or into any other Person (where the Company is not the surviving corporation or Person) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of Common Stock (or Other Securities outstanding) for which a Warrant is exercisable immediately prior to such event; and in any such case, if necessary, the provisions set forth in this Section 2 with respect to the rights thereafter of the holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. The subdivision or combination of the shares of Common Stock at any time outstanding into a greater or lesser number of units or any other event covered by Section 2C shall not be deemed to be a reclassification of the shares of Common Stock for the purposes of this Section 2D. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor Person resulting from such consolidation or merger or the Person purchasing such assets shall assume, by written agreement, the obligation to deliver to each holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each holder may be entitled and shall assume all other obligations of the Company under this Warrant and the Warrant Agreement.

          2E.    Certain Events.  If any event occurs of the type contemplated
                 --------------
by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease
--------
the number of shares of Common Stock acquirable upon exercise of this Warrant as otherwise determined pursuant to this Section 2.

          2F.    Notices.
                 -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any transaction described in Section 2D, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any transaction described in
Section 2D, dissolution or liquidation shall take place.

          Section 3.  [Reserved]

          Section 4.  Definitions.  The following terms have meanings set forth
                      -----------
below:

          "Common Stock" means the Company's Common Stock, $0.01 par value, and
           ------------
except for purposes of the number of shares of Common Stock acquirable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 2B(i) and 2B(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding the number of shares of Common Stock acquirable upon exercise of any Warrant.

          "Convertible Securities" means any stock or securities (directly or
           ----------------------
indirectly) convertible into or exchangeable for Common Stock.

          "Fair Market Value" In order to determine Fair Market Value for
           -----------------
purposes of this Warrant Agreement, the Company and a representative (the "Representative") designated by a majority of the Registered Holders shall
---------------
attempt to agree upon such Fair Market Value. If the Company and the Representatives are unable to agree upon the Fair Market Value within 20 days after notification of the event requiring such a determination, the Company and the Representative shall agree on an appraiser to be appointed by the Company to determine the Fair Market Value. In the event that the parties cannot agree upon an appraiser in the foregoing period, then the determination of Fair Market Value shall be conducted by two appraisers, one of whom shall be selected by the Company, and one of whom shall be selected by the Representative. If either of such two determinations of Fair Market Value is within ten percent (10%) of the other determination of Fair Market Value, then the Fair Market Value shall be the average of such two determinations. The Company shall pay the expenses of each such appraiser. If neither of such two determinations of Fair Market Value is within ten percent (10%) of the other determination of Fair Market Value, a third appraiser shall be selected by the other two appraisers. The third appraiser shall make its own independent final determination of Fair Market Value. The Company shall pay the expenses of such third appraiser. All appraisal reports shall be in writing, shall be signed by the appraisers and shall be delivered to the Company and the Registered Holders. The Fair Market Value determined in the above manner shall be final and binding upon the Company and the Registered Holders.

          "Market Price" means as to any security the average of the closing
           ------------
prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over the period of 10 consecutive business days ending on the business day immediately prior to the day as of which "Market Price" is being determined; provided that if such
                                                    --------
security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable
--------
period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          "Options" means any rights or options to subscribe for or purchase
           -------
Common Stock or Convertible Securities.

          "Other Securities"  shall mean any securities (other than shares of
           ----------------
Common Stock) of the Company or any other Person which the Registered Holders at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to the Underlying Common Stock or which at any time shall be issuable or shall have been issued to holders of the Underlying Common Stock in exchange for, in addition to or in replacement of, the Underlying Common Stock.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Warrant Agreement.

          Section 5.   No Voting Rights; Limitations of Liability.  This Warrant
                       ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

          Section 6.   Warrant Transferable.  Subject to the transfer conditions
                       --------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
   ----------

          Section 7.   Warrant Exchangeable for Different Denominations.  This
                       ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. October 13, 1998 shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 8.   Replacement.  Upon receipt of evidence reasonably
                       -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is the original holder hereof or any Affiliate thereof or a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 9.   Notices.  Except as otherwise expressly provided herein,
                       -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when personally delivered, the first business day after being sent by reputable overnight courier service or the fifth business day after being deposited in the U.S. Mail
(i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 10.  Amendment and Waiver.  Except as otherwise provided
                       --------------------
herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the
                               --------
Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Warrants.

          Section 11.  Descriptive Headings; Governing Law.  The descriptive
                       -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Maryland shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Minnesota, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Minnesota.

                               *  *  *  *  *  *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the Date of Issuance hereof.


                                    NOVASTAR FINANCIAL, INC.


                                    By:   __________________________________

                                    Name: __________________________________

                                    Its:  __________________________________


[Corporate Seal]

Attest:


______________________________

Title:  ______________________

                                                                       EXHIBIT I

                              EXERCISE AGREEMENT
                              ------------------

To:                                                          Dated: ____________

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____________), hereby agrees to subscribe for the purchase of ____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                    Signature: _____________________

                                    Address: _______________________

                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-____________) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

               Names of Assignee    Address     No. of Shares
               -----------------    -------     -------------



                                         Signature: _____________________


                                         Witness: _______________________

          This Warrant and the securities obtainable upon exercise thereof are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue
          Code of 1986, as amended (the "Code").  Subject to certain further
                                         ----
          restrictions and except as expressly provided in the Corporation's
          Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. Attempted transfers of ownership in violation of these restrictions shall be null and void ab initio. In addition, if any of the restrictions on transfer or ownership are violated, this Warrant and the shares of Capital Stock obtainable upon exercise thereof may be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

          The issuance of this Warrant was not registered under the Securities Act of 1933, as amended. The transfer of this Warrant and the securities obtainable upon exercise thereof is subject to the conditions on transfer specified in the Warrant Agreement, dated as March 10, 1999 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

          In addition, the Company will furnish to any warrantholder on request and without charge a full statement or summary of the designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Company is authorized to issue and the differences in the relative rights and preferences between such shares of each series, if any, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Company.

                                 NOVASTAR FINANCIAL INC.

                                 STOCK PURCHASE WARRANT
                                 ----------------------


                                                      Certificate No. W-_______

          FOR VALUE RECEIVED, NovaStar Financial, Inc., a Maryland corporation (the "Company"), hereby grants to Residential Funding Corporation ("RFC") or its
      -------                                                       ---
registered assigns (the "Registered Holder") the right to purchase from the
                         -----------------
Company 364,982 shares of the Company's Common Stock at a price per share of $15.00 (as adjusted from time to time hereunder, the "Exercise Price"). This
                                                      --------------
Warrant is subject to the Warrant Agreement, dated as of March 10, 1999, by and between the Company and RFC (the "Warrant Agreement"). Certain capitalized
                                  -----------------
terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.  Exercise Period.  The Registered Holder may exercise, in whole or
               ---------------
in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Closing Time (the "Date of Issuance") to and including the expiration date of the
           ----------------
Original Warrants, which is February 3, 2001 (the "Exercise Period").  The
                                                   ---------------
Company shall give the Registered Holder written notice of the termination of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

          1B.  Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):
                                                      -------------

               (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                                       ---------

               (b) this Warrant;

               (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II
                                                                      ----------
     hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

               (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise
                                                           ------------------
     Price"), (2) the surrender to the Company of debt or equity securities of
     -----
     the Company or any of its wholly owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not been exercised and shall within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the opening of business on the date on which the Exercise Time occurs, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued upon payment of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          1D.  Fractional Shares.  If a fractional share of Common Stock would,
               -----------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within three business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

          Section 2.  Adjustment of Exercise Price and Number of Shares.
                      -------------------------------------------------

          2A.  Adjustment of Exercise Price and Number of Shares.  In order to
               -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in the Original Warrants. Such adjustment shall continue to be made as so provided regardless of whether any Original Warrants remain outstanding.

          2B.  Subdivision or Combination of Common Stock.  If the Company at
               ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock acquirable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock acquirable upon exercise of this Warrant shall be proportionately decreased.

          2C.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
In the case of any capital reorganization of the Company, or of any reclassification of the shares of Common

Stock, or in case of the consolidation of the Company with or the merger of the Company with or into any other Person (where the Company is not the surviving corporation or Person) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of Common Stock (or Other Securities outstanding) for which a Warrant is exercisable immediately prior to such event; and in any such case, if necessary, the provisions set forth in this
Section 2 with respect to the rights thereafter of the holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. The subdivision or combination of the shares of Common Stock at any time outstanding into a greater or lesser number of units or any other event covered by Section 2B shall not be deemed to be a reclassification of the shares of Common Stock for the purposes of this Section 2C. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor Person resulting from such consolidation or merger or the Person purchasing such assets shall assume, by written agreement, the obligation to deliver to each holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each holder may be entitled and shall assume all other obligations of the Company under this Warrant and the Warrant Agreement.

          2D.   Certain Events.  If any event occurs of the type contemplated by
                --------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease
--------
the number of shares of Common Stock acquirable upon exercise of this Warrant as otherwise determined pursuant to this Section 2.

          2E.   Notices.
                -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any transaction described in Section 2C, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Section 2C, dissolution or liquidation shall take place.

          Section 3.  Definitions.  The following terms have meanings set forth
                      -----------
below:

          "Common Stock" means the Company's Common Stock, $0.01 par value, and
           ------------
except for purposes of the number of shares of Common Stock acquirable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Market Price" means as to any security the average of the closing
           ------------
prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over the period of 10 consecutive business days ending on the business day immediately prior to the day as of which "Market Price" is being determined; provided that if such
                                                    --------
security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable
--------
period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          "Other Securities"  shall mean any securities (other than shares of
           ----------------
Common Stock) of the Company or any other Person which the Registered Holders at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to the Underlying Common Stock or which at any time shall be issuable or shall have been issued to holders of the Underlying Common Stock in exchange for, in addition to or in replacement of, the Underlying Common Stock.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Warrant Agreement.

          Section 4.  No Voting Rights; Limitations of Liability.  This Warrant
                      ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

          Section 5.  Warrant Transferable.  Subject to the transfer conditions
                      --------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
   ----------

          Section 6.  Warrant Exchangeable for Different Denominations.  This
                      ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The Closing Time shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 7.  Replacement.  Upon receipt of evidence reasonably
                      -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is the original holder hereof or any Affiliate thereof or a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 8.  Notices.  Except as otherwise expressly provided herein,
                      -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when personally delivered, the first business day after being sent by reputable overnight courier service or the fifth business day after being deposited in the U.S. Mail
(i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 9.  Amendment and Waiver.  Except as otherwise provided
                      --------------------
herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may
                                                --------
change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Warrants.

          Section 10.  Descriptive Headings; Governing Law.  The descriptive
                       -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Maryland shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Minnesota, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Minnesota.

                                 *  *  *  *  *  *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the Date of Issuance hereof.


                                    NOVASTAR FINANCIAL, INC.


                                    By:  _________________________________
                                    Name:_________________________________
                                    Its: _________________________________

[Corporate Seal]

Attest:


______________________________

Title:  ______________________

                                                            EXHIBIT I

                                 EXERCISE AGREEMENT
                                 ------------------

To:                                               Dated: ____________

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____________), hereby agrees to subscribe for the purchase of ____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                    Signature: ____________________

                                    Address: ______________________

                                                            EXHIBIT II

                                 ASSIGNMENT
                                 ----------

          FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-____________) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

               Names of Assignee  Address  No. of Shares
               -----------------  -------  -------------



                                    Signature: ____________________


                                    Witness: ______________________

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          THIS AGREEMENT is made as of March 10, 1999, by and between NovaStar Financial, Inc., a Maryland corporation (the "Company"), and Residential Funding
                                              -------
Corporation, a Delaware corporation ("Investor").  Unless otherwise provided in
                                      --------
this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The parties to this Agreement are parties to a Warrant Agreement of even date herewith (the "Warrant Agreement"). In order to induce Investor to
                         -----------------
enter into the Warrant Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to provide the registration rights set forth in this Agreement.

          The parties hereto agree as follows:

          1.  Demand Registrations.
              --------------------

          (a) Requests for Registration.  At any time, the holders of at least a
              -------------------------
majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-11 or any similar long-form registration ("Long-Form Registrations") or, if
                                           -----------------------
available, on Form S-2 or Form S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this
--------------------------
paragraph 1(a) are referred to herein as "Demand Registrations."  Each request
                                          --------------------
for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method or methods of disposition of such Registrable Securities. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Long-Form Registrations.  Subject to the second sentence of
              -----------------------
subparagraph (c) below, the holders of Registrable Securities shall be entitled to request four (4) Long-Form Registrations in which the Company shall pay all Registration Expenses (as defined in paragraph 5). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and the last Long-Form Registration shall not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the
                                               --------
Company shall pay all Registration Expenses in connection with any Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations.

          (c) Short-Form Registrations.  In addition to the Long-Form
              ------------------------
Registrations provided pursuant to paragraph 1(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. With respect to any Demand Registration, the requesting holders of Registrable Securities may request that the Company effect a registration of Registrable Securities under a registration statement on Form S-3 or S-11 pursuant to Rule 415 under the Securities Act (or any successor form or rule) (a "Shelf Registration"), under which such holders may sell Registrable Securities
 ------------------
from time to time in underwritten or non-underwritten offerings. The holders of Registrable Securities may request an unlimited number of underwritten offerings of any Registrable Securities registered under a Shelf Registration and any such request shall be considered a Demand Registration for purposes of this Agreement (including paragraph 4 hereof).

          (d) Priority on Demand Registrations.  If a Demand Registration is an
              --------------------------------
underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities (including securities held by the Five Percent Purchasers) the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

          (e) Restrictions on Demand Registrations.  The Company may postpone
              ------------------------------------
for up to 120 days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration or the commencement of a Demand Registration under a Shelf Registration if the Company's board of directors believes that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any stock purchase, merger, consolidation, tender offer, reorganization or similar transaction; provided
                                                                    --------
that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall be treated as if it had never been made in the first instance, and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any 12-month period.

          (f) Selection of Underwriters.  The holders of a majority of the
              -------------------------
Registrable Securities initially requesting a Demand Registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering (including an underwritten offering under a Shelf Registration).

          2.  Piggyback Registrations.
              -----------------------

          (a) Right to Piggyback.  Whenever the Company proposes (i) to register
              ------------------
any of its securities under the Securities Act (other than pursuant to a Demand Registration (which is addressed in paragraph 1 above rather than in this paragraph 2) or a registration on Form S-4 or Form S-8 or any similar or successor forms or in connection with a dividend reinvestment or direct stock purchase plan) and the registration form to be used may be used for the registration of Registrable Securities or (ii) to effect an underwritten public offering under a shelf registration statement (each of (i) and (ii) being a "Piggyback Registration"), the Company shall give prompt written notice to all
-----------------------
holders of Registrable Securities of its intention to effect such a registration or offering and, subject to paragraphs 2(c) and 2(d) below, shall include in such registration or offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided that with respect to any
                                           --------
Piggyback Registration, the holders of a majority of the Registrable Securities shall have the right to waive and forego, as against all holders of Registrable Securities, the inclusion of any Registrable Securities in such Piggyback Registration.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each holder requesting registration of Registrable Securities) that, in their opinion, the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities requested to be included in such registration and other securities requested to be included in such registration (including securities held by the Five Percent Purchasers), pro rata among the holders of such Registrable Securities and other securities on the basis of the number of securities requested to be included therein.

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in paragraph 1 above rather than in this paragraph 2(d)), and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, the

Registrable Securities requested to be included in such registration and other securities requested to be included in such registration (including securities held by the Five Percent Purchasers), pro rata among the holders of such Registrable Securities and other securities on the basis of the number of securities requested to be included therein.

          (e) Withdrawal by Company.  If, at any time after giving notice of its
              ---------------------
intention to register or effect an offering of any of its securities as set forth in paragraph 2(a) and before the effective date of such registration statement filed in connection with such registration or the commencement of the offering, as the case may be, the Company shall determine, for any reason, not to register such securities or commence the offering, the Company may, at its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register or include any Registrable Securities in connection with such registration or offering (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          3.  Holdback Agreements.
              -------------------

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand and Piggyback Registrations) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration or the commencement date of any underwritten offering under a Shelf Registration (except as part of such underwritten offering or pursuant to registrations on Form S-8 or any successor form or in connection with a dividend reinvestment or direct stock purchase plan), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its best reasonable efforts to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased or otherwise acquired from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4.  Registration Procedures.  Whenever the holders of Registrable
              -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement (including requesting an underwritten offering under a Shelf Registration as described in paragraph 1(c)), the

Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

          (b) except in the case of a Shelf Registration, prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of Registrable Securities subject to such registration for a period of either (i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) such shorter period as shall terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but, in any event, not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) in the case of a Shelf Registration, prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of Registrable Securities subject to such registration until the earlier of (i) 18 months (subject to extension pursuant to paragraph 7(b)) after the effective date of such registration statement and (ii) the date on which all Registrable Securities subject to such registration statement have been sold pursuant to such registration statement (such period with respect to each Shelf Registration, a "Shelf Registration Period");
                 -------------------------

          (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any supplemental prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) subject itself to taxation in any such jurisdiction);

          (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange or the National Association of Securities Dealers automated quotation system ("Nasdaq")
                                                                        ------
and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" of The Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market's authorization for such Registrable Securities, subject in all cases to applicable rules of national securities exchanges and Nasdaq.

          (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (o) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters and, to the extent reasonably practicable, to the holders of such Registrable Securities; and

          (p) obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities.

Before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel. In addition, if any such registration or comparable statement refers to any such holder by name or otherwise as the holder of any securities of the Company, other than to disclose solely the number of shares of Common Stock or Warrants held, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby, and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal or state statute then in force, the deletion of the reference to such holder; provided that, with respect to this clause (ii), such holder shall furnish to
--------
the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.  Registration Expenses.
              ---------------------

          (a) "Registration Expenses" shall mean all expenses incident to the
               ---------------------
Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange or on the NASD automated quotation system.

          (b) In connection with each Demand Registration (and each underwritten offering under a Shelf Registration) and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          6.  Indemnification.
              ---------------

          (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon
           -----------
written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the blue sky or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable
                       --------  -------
in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with any underwritten offering, the Company shall indemnify the underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, officers, agents, and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein; provided, however, that
                                                         --------  -------
the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

          (e) If the indemnification provided for in this paragraph 6 is unavailable to, or is insufficient to hold harmless, an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of securities pursuant to the registered offering of securities as to which indemnity is sought, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (f) The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

          7.  Participation in Registrations.
              ------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); provided that no holder of Registrable
                                          --------
Securities shall be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided that no
                                                            --------
holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(f) above, such Person shall forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(f). In the event that the Company shall give any such notice, the applicable time period mentioned in paragraphs 4(b) and 4(c) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph 7(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(f).

          8.  Eligibility. The Company represents, warrants and covenants that,
              -----------
at such time as the Company's outstanding securities satisfy the eligibility criteria for the use of Form S-3 under the Securities Act, the Company shall be and shall remain at all times during a Shelf Registration Period, eligible to use Form S-3 under the Securities Act.

          9.  Definitions.
              -----------

          (a) "Five Percent Purchasers" means those Persons that purchased 5% or
               -----------------------
more of the units sold by the Company in December 1996 and have registration rights under the Registration Rights Agreement of the Company, dated December 9, 1996, including the Lindner Dividend Fund, General Electric Capital Corporation, First Financial Fund, Inc., Bay Pond Partners, L.P. and Wallace R. Weitz & Company.

          (b) "Registrable Securities" means (i) all of  the Stock Purchase
               ----------------------
Warrants initially issued pursuant to the Warrant Agreement, (ii) any Stock Purchase Warrant representing a portion of the rights under any such initially issued Stock Purchase Warrants, (iii) any Common Stock issued upon the exercise of any Stock Purchase Warrant referred to in clauses (i) or (ii) above and (iv) any Common Stock or other equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any of its Subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (c) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Warrant Agreement.

          10. Miscellaneous.
              -------------

          (a) No Inconsistent Agreements.  The Company shall not hereafter enter
              --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Remedies.  Any Person having rights under any provision of this
              --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

          (c) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

          (d) Successors and Assigns.  All covenants and agreements in this
              ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) Incorporation of Warrant Agreement Provisions.  The paragraphs
              ---------------------------------------------
entitled "Severability," "Counterparts," "Descriptive Headings; Interpretation,""Governing Law" and "Notices" of the Warrant Agreement are hereby incorporated in this Agreement by reference and made a part hereof, except that the provisions of such paragraphs shall refer to this Agreement rather than the Warrant Agreement and shall continue to apply hereto regardless of whether the Warrant Agreement is no longer in effect.

                           *     *     *     *    *

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    NOVASTAR FINANCIAL, INC.


                                    By:  _______________________________
                                    Name:  _____________________________
                                    Its:  ______________________________



                                    RESIDENTIAL FUNDING CORPORATION


                                    By:  _______________________________
                                    Name:  _____________________________
                                    Its:  ______________________________